                          LANCASTER KIDNEY CENTER, INC.

                          AUDITED FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 1995

LANCASTER KIDNEY CENTER, INC.
AUDITED FINANCIAL STATEMENTS
- --------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31, 1995


                                TABLE OF CONTENTS
                                -----------------


  PAGE #

    1     Accountant's Report

   2-3    Balance Sheet

    4     Statement of Income and Retained Earnings

    5     Statement of Cash Flows

   6-10   Notes to Financial Statements

                   [T. Scott Brumley, CPA Letterhead]


                             April 22, 1996


Board of Directors
Lancaster Kidney Center, Inc.
Charlotte N.C. 28208


We have audited the accompanying balance sheet of Lancaster Kidney Center, Inc. (a North Carolina Corporation) as of December 31, 1995, and the related statements of income, retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis evidence supporting amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to in the first paragraph present fairly, in all material respects, the financial position of Lancaster Kidney Center, Inc., as of December 31, 1995, and the results of its operations and cash flows for the period then ended in conformity with generally accepted accounting principles.


Sincerely,

T. Scott Brumley, CPA

                          LANCASTER KIDNEY CENTER, INC.
                                  BALANCE SHEET
                                DECEMBER 31, 1995


                                     ASSETS


CURRENT ASSETS

     Petty cash                               $     200
     Cash CMA                                    61,909
     Patient accounts receivable - net of
       allowance for doubtful accounts of
       $56,844                                   89,850
     Receivable - employee                          316
     Inventory                                   16,332
                                              ----------
          TOTAL CURRENT ASSETS                              $ 168,607

FIXED ASSETS

     Dialysis machines                          228,715
     Other medical equipment                    108,622
     Office equipment                            64,699
     Furniture                                   31,933
     Leasehold improvements                      57,668
                                              ----------
                                                491,637
     Less accumulated depreciation             (170,856)
                                              ----------

          NET FIXED ASSETS                                    320,781

OTHER ASSETS
     Start up cost                              132,865
     Organization cost                           13,460
                                              ----------
                                                146,325
     Less accumulated amortization              (80,479)
                                              ----------
          TOTAL OTHER ASSETS                                   65,846
                                                            ---------
TOTAL ASSETS                                                $ 555,234
                                                            =========


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                          LANCASTER KIDNEY CENTER, INC.
                                  BALANCE SHEET
                                DECEMBER 31, 1995


                      LIABILITIES AND STOCKHOLDERS' EQUITY



CURRENT LIABILITIES

     Accounts payable                           $  165,929
     Wages payable                                  16,089
     Other Liabilities                               1,000
     Current portion of long term debt             317,061
                                                -----------
          TOTAL CURRENT LIABILITIES                           $ 500,079

NONCURRENT LIABILITIES

     Capital lease                                  62,748
     Note payable to a bank                        300,535
     Contra portion of long term debt             (317,061)
                                                -----------
          TOTAL NONCURRENT LIABILITIES                           46,222
                                                              ---------

TOTAL LIABILITIES                                               546,301
                                                              ---------

STOCKHOLDERS' EQUITY
     Common Stock $1 par value 100,000
       shares authorized, 10,000 shares issued
       and outstanding                               10,000
     Retained deficit                                (1,067)
                                                ------------

TOTAL STOCKHOLDERS' EQUITY                                        8,933
                                                              ---------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                    $ 555,234
                                                              =========


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                          LANCASTER KIDNEY CENTER, INC.
                    STATEMENT OF INCOME AND RETAINED DEFICIT
                      FOR THE YEAR ENDED DECEMBER 31, 1995


REVENUE:
     Service Income                            $ 1,654,010
          TOTAL REVENUE                          1,654,010
                                               ------------
EXPENSES:

     Medical supplies and services                 646,426
     Payroll expenses                              434,882
     Facility rent                                 120,000
     Facility expense                               49,552
     General and administrative                     25,992
     Patient and staff goodwill                      3,371
     Property taxes                                 17,118
     Insurance general                              10,169
     Depreciation expense                           67,045
     Amortization expense                           29,265
     Interest expense                               39,189
     Repairs and maintenance                        10,795

          TOTAL EXPENSE                          1,453,804
                                                -----------

NET INCOME                                         200,206

Retained Deficit, Beginning of Year               (201,273)
                                                -----------

RETAINED DEFICIT, END OF YEAR                   $   (1,067)
                                                ===========


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                          LANCASTER KIDNEY CENTER, INC.
                             STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 1995


NET INCOME                                       $ 200,206
                                                 ----------
Adjustments to reconcile net income to net cash
provided by operating activities:
  Depreciation and amortization                     96,310

(Increase) decrease in current assets:
  Patient receivables                              (59,713)
  Other receivables                                  1,429
  Inventory                                          3,180

Increase (decrease) in current liabilities:
  Accounts payable                                  94,886
  Accrued wages payable                              6,134
  Employee retirement withheld                     (13,399)
                                                 ----------

  NET CASH PROVIDED BY OPERATING ACTIVITIES      $ 329,033
                                                 ----------

Cash flows from investing activities:
  Acquisition of property and equipment            (73,534)
                                                 ----------

NET CASH USED IN INVESTING ACTIVITIES              (73,534)
                                                 ----------

Cash flows from financing activities:
  Payment on bank note                            (240,000)
  Proceeds from capital lease                       67,500
  Payments on capital lease                         (4,751)
  Payments from Shareholders                         3,166
  Payments to related clincs                       (20,115)
                                                 ----------

  NET CASH USED IN FINANCING ACTIVITIES           (194,200)
                                                 ----------

NET INCREASE IN CASH                                61,299

Cash, Beginning of Year                                810
                                                 ----------
CASH, END OF YEAR                                $  62,109
                                                 ==========


          Taxes Paid          $       -
          Interest Paid       $  39,188

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

LANCASTER KIDNEY CENTER, INC.

NOTES TO THE FINANCIAL STATEMENTS
For the Year Ended December 31, 1995

NOTE 1- SUMMARY OF SIGNIFICANT ACCOUNTING PLOICIES
        ------------------------------------------

        Lancaster Kidney Center, Inc. accounting policies confirm to generally accepted accounting principles applicable to health care providers of health care service. The accompanying financial statements have been prepared on the accrual basis of accounting; revenues are recognized when earned; and, expenses are recorded when the liability is incurred.

        NATURE OF ORGANIZATION
        Lancaster Kidney Center, Inc. is a for profit organization, operated to provide kidney dialysis for patients located in and near by Lancaster, NC. The clinics patient base is maintained from referrals from area hospitals and doctors.

        NET PATIENT SERVICE REVENUE
        Net patient service revenue is reported at the estimated net realizable amounts from patients, third party payors, and others for services rendered, including estimated retroactive adjustments under reimbursement agreements with third-party payors. Retroactive adjustments are accrued on an estimated basis in the period the related services are rendered and adjusted in the future periods as final settlements are determined.

        INVENTORIES
        Inventories are stated at the lower of cost or market. Cost is determined by using the first-in, first-out method. Inventories at December 31, 1995 were predominately made up of medical supplies.

        PROPERTY AND EQUIPMENT
        Property and equipment acquisitions are recorded at cost. Depreciation is provided over the estimated useful life of each class of depreciable asset and is computed on the straight-line method. The principal estimated useful lives are: leasehold improvements, 10 to 25 years; dialysis machines, 5 years; medical equipment 5 to 10 years; office equipment, 5 to 10 years; furniture, 5 to 15 years. For tax purposes assets are being depreciated using an accelerated method over there estimated useful lives. Start up and organizational cost are being amortized over 60 months.

        INCOME TAXES
        The company has elected by the consent of its shareholders to be taxed under the provisions of Subchapter S of the Internal Revenue Code. Under such election, the Company's federal and state taxable income or loss are passed through to the individual shareholders. Therefore, no provision or liability for income tax has been included in these financial statements.

        (continued)

See accountants' audit report
                                     Page 6

LANCASTER KIDNEY CENTER, INC.

NOTES TO THE FINANCIAL STATEMENTS
For the Year Ended December 31, 1995

        (continued)

        SUMMARY OF SIGNIFICANT ACCOUNTING PLOICIES (continued)
        ------------------------------------------------------

        CASH EQUIVALENTS
        For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents. There were no cash equivalents as of December 31, 1995.

NOTE 2- NET PATIENT SERVICE REVENUE
        ---------------------------

        Medicare - a majority of the dialysis patients receive Medicare benefits under a special End Stage Renal Disease (ESRD) program or by meeting age requirements. Medicare reimburses all dialysis providers on a composite rate plan that varies by geographical region. The composite rate allowed by Medicare for treatments provided the Company for 1995 was $119.26 of which Medicare paid 80%. The remaining 20% was usually covered by secondary insurance or Medicaid for those patients with Medicaid coverage.

        Medicaid - For patients with no other insurance coverage including Medicare and with limited incomes, Medicaid becomes the primary source of reimbursement for dialysis treatments. When primary, Medicaid pays 100% of the approved Medicare composite rate ($119.26). As noted above, Medicaid pays the remaining 20% for those patients with both Medicare and Medicaid.

        Commercial Insurance - Commercial insurance companies are primary source of payment for approximately 14% of the company's patients. Commercial insurance is currently billed at $425 per treatment with companies paying varying percentages of the charge, depending upon negotiated terms or the patients individual policy.

        Patient Responsibility - In most circumstances, the patient is responsible for the balance due after all the above sources have paid, and are usually billed on a monthly basis. Many patients are indigent and unable to pay. A large portion of the patient responsibility is uncollectable.

        (continued)

See accompanying notes to financial statements.

LANCASTER KIDNEY CENTER, INC.

NOTES TO THE FINANCIAL STATEMENTS
For the Year Ended December 31, 1995

        (continued)

NOTE 3- NOTE PAYABLE AND LONG-TERM DEBT
        -------------------------------

        Notes payable consist of the following at December 31, 1995:

        Note payable to SouthTrust Bank, Charlotte, North Carolina, payable in monthly installments of $25,000 not including
        interest at prime plus .5%, maturity date June 29, 1997,
        secured by a general security agreement covering all assets
        of the Company.                                                    $   300,534

        Note payable to Cobe Renal Care, Inc. Lakewood, Colorado,
        payable in monthly installments of $1,711.95 including
        interest at 10%, maturity date July 7, 1999, secured by five
        dialysis machines.                                                      62,749
                                                                           -----------

             Total Long - Term Debt                                            363,283

             Less Current Maturities of Long-term debt                         317,061
                                                                           -----------

             Net Long - Term Debt                                          $    46,222
                                                                           ===========

        Maturities of long-term debt are as follows:

                                         1996                              $   317,061
                                         1997                                   16,847
                                         1998                                   18,531
                                         1999                                   10,844
                                         2000                                        -
                                         Thereafter                                  -
                                                                           -----------
                                         Total                             $   363,283
                                                                           ===========

        (continued)

See accompanying notes to financial statements.

                                     Page 8


LANCASTER KIDNEY CENTER, INC.

NOTES TO THE FINANCIAL STATEMENTS
For the Year Ended December 31, 1995

        (continued)

NOTE 4- EMPLOYEE BENEFIT PLANS
        ----------------------

        The Company sponsors a 401(k) Profit Sharing Plan (the "401(k) Plan") under section 401(k) of the Internal Revenue Code. This plan covers all employees who have been with the Company six months and work a minimum
        1,000 hours. For year ended December 31, 1995 the Company matched 50 cents for each dollar of employee deferral, with the Company contributions not to exceed 6% of the employees salary, subject to the limitations imposed by the Internal Revenue Service. The Company's contribution to the 401(k) Plan totaled $7,156 for the year ended
        December 13, 1995.

NOTE 5- RELATED PARTY TRANSACTIONS
        --------------------------

        The Company is affiliated with the following companies through varying degrees of common ownership: Charlotte Artificial Kidney Clinic, Inc.,
        Monroe Dialysis Center, Inc., Mecklenburg Dialysis Center, Inc.,
        Savannah Dialysis Center, Inc., Southeast Renal Association P.A., and
        Sierra Laboratory Corporation. All health and dental insurance premiums, for the above companies were paid by Mecklenburg Dialysis
        Center, Inc., with the above companies lised as affiliates. By doing so, the companies could pool their employees to obtain more favorable insurance rates. All affiliate companies reimbursed the Company on a monthly basis. For the year ended December 31, 1995, the Company reimbursed Mecklenburg Dialysis Center, Inc. $26,619, for health and dental insurance.

        The Company paid Sierra Laboratory Corporation $2,733, during 1995 for routine lab services.

        The Company advanced Monroe Dialysis, Inc. $7,827 for social worker services during 1995.

        The Company leases its facilites from Delta Medical Properties. Delta
        Medical  Properties is related to the Company through common ownership.
        The Company paid Delta Medical Properties $120,000 in rent during 1995.

        (continued)

See accompanying notes to financial statements.

                                     Page 9


LANCASTER KIDNEY CENTER, INC.

NOTES TO THE FINANCIAL STATEMENTS
For the Year Ended December 31, 1995

        (continued)

NOTE 5- RELATED PARTY TRANSACTIONS (continued)
        --------------------------------------

        A cash management account (CMA) is maintained by the Company that combines the cash balances of Mecklenburg Dialysis Center, Inc., Monroe
        Dialysis Center, Inc., Charlotte Artificial Kidney, and Lacaster Kidney
        Clinc, Inc.. The account was established to keep bank fees to a minimum and earn a higher return on money retained in the account. The Federal
        Deposit Insurance Agency (FDIC) insures bank balances up to $100,000, the CMA bank balance on December 31, 1995 was $107,068.


See accompanying notes to financial statements.

                                   Page 10

